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                                                                    Exhibit 99.5


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 1, 2002 by and between BOYKIN LODGING COMPANY, an Ohio corporation (the "Company"), and JABO LLC, a Delaware limited liability company (the "Holder").

     WHEREAS, the Holder is receiving on the date hereof Partnership Units ("Units") in Boykin Hotel Properties, L.P., an Ohio limited partnership (the "BHP");

     WHEREAS, the Holder may exchange the Units for cash or, at the Company's election, the Company may issue its common shares (the "Exchange Shares") to satisfy the Holder's rights pursuant to the terms of the Second Amended and Restated Agreement of Limited Partnership of BHP, dated as of May 20, 1998, among the Company and certain limited partners named therein, as amended by Amendment to Second Amended and Restated Agreement of Limited Partnership of BHP, dated as of February 1, 1999, and Second Amendment to Second Amended and Restated Agreement of Limited Partnership of BHP, dated as of January 1, 2002 (the "Partnership Agreement");

     WHEREAS, in connection therewith, the Company has agreed to grant to the Holder the Registration Rights (as defined in Section 1 hereof);

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, hereby agree as follows:

SECTION 1. REGISTRATION RIGHTS

     If the Holder receives any Exchange Shares upon any exchange of Units, then the Holder shall be entitled to offer for sale pursuant to an effective registration statement filed with the Securities and Exchange Commission (the "Commission"), the Exchange Shares, subject to the terms and conditions set forth in this Agreement (the "Registration Rights").

SECTION 2. DEMAND REGISTRATION RIGHTS

     2.1 (a) Registration Procedure. Subject to Sections 2.1(c) and 2.2 hereof, if the Holder desires to exercise its Registration Rights with respect to the Exchange Shares, the Holder shall deliver to the Company a written notice (a "Registration Notice") informing the Company of such exercise and specifying the number of shares to be offered by the Holder (such shares to be offered being referred to herein as the "Registrable Securities", and such registration, a "Demand Registration").




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Such notice may be given at any time on or after the date a notice of exchange is delivered by the Holder to BHP pursuant to the Partnership Agreement, but must be given at least twenty (20) Business Days prior to the desired consummation of the sale of Registrable Securities. As used in this Agreement, a "Business Day" is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of Ohio. Upon receipt of the Registration Notice, the Company will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice a registration statement and related prospectus that complies as to form in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and of the rules and regulations thereunder providing for the sale by the Holder of the Registrable Securities, and agrees (subject to Section 3.2 hereof) to use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission as soon as practicable. (As used herein, "Registration Statement" and "Prospectus" refer to the registration statement and related prospectus (including any preliminary prospectus), including any documents incorporated therein by reference.) Prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall (i) provide the Holder with an adequate and appropriate opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto or comparable statement) to be filed with the Commission and (ii) not file any such Registration Statement or Prospectus (or amendment or supplement thereto or comparable statement) with the Commission to which the Holder's counsel or any underwriter shall have reasonably objected on the grounds that such filing does not comply in all material respects with the requirements of the Act and of the rules and regulations thereunder. The Holder agrees to provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Securities and all other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement. In connection with any Registration Statement utilized by the Company to satisfy the Holder's Registration Rights pursuant to this
Section 2, the Holder agrees that it will respond within ten (10) Business Days to any request by the Company to provide or verify information regarding the Holder or the Holder's Registrable Securities as may be required to be included in such Registration Statement pursuant to the requirements of the Act and of the rules and regulations thereunder.

     (b) Offers and Sales. All offers and sales by the Holder under the Registration Statement referred to in this Section 2 shall be completed within the period during which the Registration Statement is required to remain effective pursuant to Section 4(a), and upon expiration of such period the Holder will not offer or sell any Registrable Securities under the Registration Statement. If directed by the Company, the Holder will return all undistributed copies of the Prospectus in its possession upon the expiration of such period.



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     (c) Limitations on Registration Rights. Each exercise of a demand registration right shall be with respect to a minimum of the lesser of (i) a number of Exchange Shares with an aggregate value of $3,000,000, calculated based on the closing price for the common shares of the Company on the day before the date of the Registration Notice, or (ii) the total number of Exchange Shares held by the Holder at such time. The Company shall be obligated to effect no more than two (2) Demand Registrations under this Agreement; provided, however, that if any Demand Registration is not consummated other than by reason of any action of or failure to act by the Holder (a "Failed Registration"), such Failed Registration shall not be deemed to constitute a Demand Registration under this Section 2.1(c) and shall not reduce the Company's obligations hereunder. The right of the Holder to deliver a Registration Notice commences upon the date the Holder first receives Exchange Shares from the Company in exchange for the Units, or any of them, pursuant to the Partnership Agreement. The right of the Holder to deliver a Registration Notice shall expire on the third anniversary of the date the Holder first receives Exchange Shares from the Company in exchange for the Units, or any of them. The Registration Rights granted pursuant to this Section 2.1 may be exercised in connection with an underwritten public offering; provided, that the Company shall have the right to select the underwriter or underwriters in connection with such public offering, which shall be subject to the reasonable approval of the Holder.

     (d) Priority on Demand Registrations. If a Demand Registration is an underwritten secondary offering on behalf of the Holder and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and other securities requested to be included in such registration exceeds the number of Registrable Securities and other securities that can be sold in such offering, the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that, in the opinion of the underwriters, can be sold in such offering.

     2.2 Suspension of Offering. Upon any notice by the Company, either before or after the Holder has delivered a Registration Notice, that a negotiation or consummation of a transaction by the Company or any of its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require disclosure by the Company in a Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential or the nondisclosure of which in the Registration Statement might cause the Registration Statement to fail to comply with applicable disclosure requirements (a "Materiality Notice"), the Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemented or amended Prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; provided, that the Company may delay, suspend or withdraw the Registration Statement for such reason for no more than ninety (90) days after delivery of the Materiality Notice; and provided further, that the Company during such delay, suspension or withdrawal may not file a registration statement for securities to be issued and sold for its own account or that of other stockholders. If the Company suspends the Registration Statement, the period for




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which the Company is required to keep the Registration Statement effective under
Section 4(a) shall be extended by the number of days the Registration Statement would have been effective during such suspension absent such suspension. If so directed by the Company, the Holder will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of any Materiality Notice. The Company may not exercise its rights pursuant to this Section 2.2 more than twice in any (12) month period.

SECTION 3. PIGGYBACK REGISTRATIONS.

     3.1 Rights to Piggyback.

     (a) Each time the Company proposes to register any of its securities under the Act (other than (i) a registration on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration in connection with an exchange offer or the offering of securities solely to the Company's existing security holders) either for the Company's own account or for the account of any of its security holders (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), then the Company will give written notice to the Holder of such proposal as soon as practicable (but in no event less than thirty (30) days prior to the anticipated filing date for such Piggyback Registration).

     (b) Subject to Sections 3.2 and 3.3 and the last sentence of this subparagraph (b), (i) the Company will include in each Piggyback Registration all Registrable Securities with respect to which the Company shall receive, within 20 days after the date on which the Company shall have given written notice of such Piggyback Registration to the Holder pursuant to Section 3.1(a) hereof, a written request from the Holder for inclusion in such Piggyback Registration, and (ii) the Company will use its commercially reasonable efforts to effect promptly the registration of all such Registrable Securities. The Company shall not be required to include Registrable Securities in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. The Holder will be permitted to withdraw all or any part of the Registrable Securities of the Holder from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless the Holder shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which the Holder would be obligated to sell such securities in such Piggyback Registration. The Company is not required to give the Holder more than three (3) opportunities to have Registrable Securities included in a Piggyback Registration.

     3.2 Priority on Primary Registration. If a Piggyback Registration is an underwritten primary offering on behalf of the Company, and the managing underwriters for the offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company will limit the number of securities included in such



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registration to the number that in the opinion of the underwriters can be sold in such offering. The securities registered shall be selected in the following order of priority: (i) first, the securities the Company proposes to sell, (ii) second, the securities requested to be included in such registration by holders of securities party to the Registration Rights Agreement, dated as of November 4, 1996, by and among the Company and certain holders of securities of the Company (the "1996 Agreement"), and (iii) third, the Registrable Securities requested to be included in such registration, the securities requested to be included in such registration by AEW Partners III, L.P., a Delaware limited partnership ("AEW"), pursuant to the Registration Rights Agreement, dated as of February 1, 1999 (the "AEW Agreement"), by and between the Company and AEW and all other securities requested to be included in such registration, prorated among the holders thereof on the basis of the number of securities requested to be included in such registration.

     3.3 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company's securities other than the Holders of Registrable Securities (the "Other Holders"), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, the Company will limit the number of securities included in such registration to the number that in the opinion of the underwriters can be sold in such offering. The securities registered shall be selected in the following order of priority: (i) first, the securities held by the Other Holders, (ii) second, the securities requested to be included in such registration by holders of securities party to the 1996 Agreement, and
(iii) third, the Registrable Securities requested to be included in such registration, the securities requested to be included in such registration by AEW pursuant to the AEW Agreement, and any other securities requested to be included in such registration, prorated among the holders thereof on the basis of the number of securities requested to be included in such registration.

     3.4 Lockup Agreements.

     (a) Restrictions on Public Sale of Registrable Securities. Each Holder, if the Company or the managing underwriters so request in connection with any underwritten registration on behalf of the Company, shall not, without the prior written consent of the Company or such underwriters, effect any public sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the fifteen (15) days prior to, and during the ninety (90) day period commencing on, the effective date of the registration statement for such underwritten registration, except in connection with such underwritten registration (or during such shorter period or periods as the Company or such underwriters may in writing permit).

     (b) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the fifteenth day prior to, and ending on the ninetieth day




                                      -5-
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following, the effective date of the registration statement for any underwritten
Piggyback Registration, except in connection with any such underwritten registration and except for (i) any offering (A) pursuant to an employee benefit plan and registered on Form S-8 (or any comparable form adopted by the Commission) or (B) on Form S-4 (or any comparable form adopted by the Commission) or (ii) any sales of equity securities pursuant to the Dividend Reinvestment and Optional Share Purchase Plan of the Company.

     3.5 Changes in Registrable Securities. If, and as often as, there are any changes in the Exchange Shares by way of share split, share dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Registrable Securities as so changed. Without limiting the generality of the foregoing, the Company will require any successor by merger or consolidation to assume and agree to be bound by the terms of this Agreement, as a condition to any such merger or consolidation.

SECTION 4. REGISTRATION PROCEDURES

     Whenever the Company is required to effect the registration of Exchange Shares under the Act pursuant to this Agreement, the Company shall promptly:

     (a) prepare and file with the Commission (i) a Registration Statement with respect to such Exchange Shares and use its commercially reasonable efforts to cause such Registration Statement to become effective and (ii) such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary (A) to keep such Registration Statement effective and (B) to comply with the provisions of the Act with respect to the disposition of the Exchange Shares covered by such Registration Statement, in each case until such time as all of such Exchange Shares have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Registration Statement; provided, that such period shall terminate on the earlier of (i) one hundred eighty (180) days after the date on which the Registration Statement becomes effective or (ii) the completion of the sales of all the Exchange Shares covered by such Registration Statement; provided that before filing such Registration Statement or any amendments thereto, the Company will furnish to the Holder copies of all such documents proposed to be filed;

     (b) furnish, without charge, to the Holder and each underwriter, if any, of the securities covered by such Registration Statement, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus, any summary prospectus and any other prospectus filed under Rule 424 under the Act) in conformity with the requirements of the Act, and other documents, as the Holder and such underwriter may reasonably request in order to




                                      -6-
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facilitate the public sale or other disposition of the Exchange Shares covered by that Registration Statement;

     (c) use its best efforts to register or qualify the Exchange Shares covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder or the sole or lead managing underwriter, if any, may reasonably request in writing to enable the Holder to consummate the disposition in such jurisdictions of the Exchange Shares owned by the Holder and to continue such registration or qualification in effect in each such jurisdiction for as long as such Registration Statement remains in effect (including through new filings or amendments or renewals), and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Exchange Shares owned by it; provided, however, that the Company shall not be required to
(i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (d) use diligent efforts to cause all Exchange Shares covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the Company's business or operations to enable the Holder to consummate the disposition of such Exchange Shares;

     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such offering;

     (f) promptly notify the Holder and the sole or lead managing underwriter, if any: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities or blue sky authority for amendments or supplements to the Registration Statement or the Prospectus related thereto or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Exchange Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (v) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company's reasonable determination that a post-effective




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amendment to a Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to an event described in clause (v) or (vi) of this Section 4(f), subject to Section 2.2, the Company shall promptly prepare a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Exchange Shares being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (and shall furnish to the Holder and each underwriter, if any, a reasonable number of copies of such Prospectus as so supplemented or amended); and if the notification relates to an event described in any of clauses (ii) through (iv) of this Section 4(f), the Company shall use its commercially reasonable efforts to remedy such matters;

     (g) make reasonably available for inspection by the Holder, any sole or lead managing underwriter participating in any disposition pursuant to such Registration Statement, the Holder's counsel and any attorney, accountant or other agent retained by any such seller or underwriter material financial and other relevant information concerning the business and operations of the Company and the properties of the Company and any subsidiaries thereof as may be in existence at such time as shall be necessary, in the reasonable opinion of such Holder's and such underwriters' respective counsel, to enable them to conduct a reasonable investigation within the meaning of the Act, and cause the Company's and any subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply such information as may be reasonably requested by any such parties in connection with such Registration Statement;

     (h) obtain an opinion from the Company's counsel and a "comfort" letter from the Company's independent public accountants who have certified the Company's financial statements included or incorporated by reference in such Registration Statement in customary form and covering such matters as are customarily covered by such opinions and "comfort" letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the sole or lead managing underwriter, if any, and to the Holder, and furnish to the Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to the underwriter;

     (i) in the case of an underwritten offering, make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited)




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complying with Section 11(a) of the Act and the rules and regulations of the
Commission thereunder which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Securities Exchange Act of 1934, as amended (the " Exchange Act"), and otherwise complies with Rule 158 under the Act;

     (j) use its reasonable best efforts to cause all such Exchange Shares to be listed (i) on the national securities exchange on which the Company's common shares are then listed or (ii) if common shares of the Company are not at the time listed on any national securities exchange (or if the listing of Exchange Shares is not permitted under the rules of such national securities exchange on which the Company's common shares are then listed), on another national securities exchange;

     (k) furnish to the Holder and the sole or lead managing underwriter, if any, without charge, at least one manually signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference);

     (l) if requested by the sole or lead managing underwriter or the Holder of Exchange Shares, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder, the underwriters or the intended method of distribution as the sole or lead managing underwriter or the Holder reasonably requests to be included therein and as is appropriate in the reasonable judgment of the Company, including, without limitation, information with respect to the number of Exchange Shares being sold to the underwriters, the purchase price being paid therefor by such underwriters and any other terms of the underwritten offering of the Exchange Shares to be sold in such offering; and

     (m) use its commercially reasonable efforts to take all other steps necessary to expedite or facilitate the registration and disposition of the Exchange Shares contemplated hereby, including obtaining necessary governmental approvals and effecting required filings; entering into customary agreements (including customary underwriting agreements, if the public offering is underwritten); cooperating with the Holder and any underwriters in connection with any filings required by the National Association of Securities Dealers, Inc. (the "NASD"); providing appropriate certificates not bearing restrictive legends representing the Exchange Shares; and providing a CUSIP number and maintaining a transfer agent and registrar for the Exchange Shares.

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SECTION 5. INDEMNIFICATION

     5.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Holder, each of its assigns, managers, officers and employees and each person, if any, who controls the Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof), as incurred, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including any preliminary prospectus or final prospectus contained therein or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 5.1 does not apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) the Holder's failure to deliver an amended or supplemental Prospectus previously provided to the Holder by the Company if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

     5.2 Indemnification by the Holder. The Holder (and each permitted assignee of the Holder, on a several basis) agrees to indemnify and hold harmless the Company, and each of its directors, officers and employees (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof), as incurred, arising out of or based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (including any preliminary prospectus or final prospectus contained therein or any amendment thereto) pursuant to which the Registrable Securities were registered under the Act, including all documents incorporated therein by reference, or (B) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof), as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder; and

          (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 5.2 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) the Holder's failure to deliver an amended or supplemental Prospectus previously provided to the Holder by the Company if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred; and provided further that in no event shall the liability of the Holder under this Section 5.2 exceed the net proceeds from the offering received by the Holder.

     5.3 Conduct of Indemnification Proceedings. An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 5.1 or 5.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and
(ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 5.1 or 5.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and provided further, that if the indemnified party reasonably determines that a conflict of interest exists in connection with which it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

     5.4 Survival of Obligations. The obligations of the Company and the Holder under this Section 5 shall survive the completion of any offering of Exchange Shares in a Registration Statement under this Agreement, and otherwise.

     5.5 Other Rights. Any indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full effect regardless of any investigation made or omitted by or on behalf of any indemnified party.

     5.6 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 5.1 and 5.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of, but also the relative benefits to, the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the gross proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.4, each person, if any, who controls the Holder within the meaning of Section 15 of the Act shall have the same rights to contribution as the Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

SECTION 6. EXPENSES

     The Company shall pay all expenses incident to the performance by the Company of the Company's registration obligations under Sections 2, 3 and 4, including (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of any Issuer Registration Statement or Registration Statement and Prospectus, (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company and
(iv) reasonable fees and disbursements of one counsel for the Holder. The Holder shall be responsible for the payment of any underwriting discounts and commissions, fees and disbursements of the Holder's accountants and other advisors (other than one counsel) and any transfer taxes relating to the sale or disposition of the Registrable Securities by the Holder pursuant to Sections 2 and 3 or otherwise.

SECTION 7. RULE 144 COMPLIANCE

     The Company covenants that it will use its commercially reasonable efforts to timely file the reports required to be filed by the Company under the Act and the Exchange Act so as to enable the Holder to sell Registrable Securities pursuant to Rule 144 under the Act. In connection with any sale, transfer or other disposition by the Holder of any Registrable Securities pursuant to Rule 144 under the Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least ten (10) Business Days prior to any sale of Registrable Securities hereunder.

SECTION 8. MISCELLANEOUS

     8.1 No Inconsistent Agreements. While this Agreement is in effect, the Company will not enter into any agreement that is inconsistent with the rights granted to the Holder in this Agreement or that otherwise conflicts with the provisions hereof.

     8.2 Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the Holder.

     8.3 Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

     8.4 Assignment; Successors and Assigns. The Holder may not assign this Agreement or any of the Holder's rights or obligations hereunder without the written consent of the Company except to a transferee of the Registrable Securities covered under this Agreement. If any transferee of the Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

     8.5 Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and, subject to Section 8.4 above, assigns.

     8.6 Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by overnight courier, or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth below their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to the others in the manner provided in this Section 8.6 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a Business Day then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission.

     8.7 Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if either party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of the other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

     8.8 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Ohio, but not including the choice of law rules thereof.

     8.9 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

     8.10 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of both of the parties.

     8.11 Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                              BOYKIN LODGING COMPANY


                                              By: /s/ Richard C. Conti
                                                  --------------------
                                                  Name: Richard C. Conti
                                                  Title: President




                                              JABO LLC

                                              By: /s/ John E. Boykin
                                                  ------------------
                                                  Name: John E. Boykin
                                                  Title: Secretary

                                   SCHEDULE A


Boykin Lodging Company

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Attention:
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Facsimile:
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JABO LLC

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Attention:
          --------------------------
Facsimile:
          --------------------------